                                                                   EXHIBIT 10.2

                                PLEDGE AGREEMENT
                                ----------------

            THIS PLEDGE AGREEMENT (this "AGREEMENT"), dated as of July 26, 2004, is made by EMPIRE RESORTS,  INC., a Delaware  corporation (the  "COMPANY"),  and each of its Subsidiaries (such capitalized term and other capitalized terms used but not defined herein having the meanings  respectively ascribed thereto in the
Security  Agreement  (as defined  below)) now or  hereafter  party  hereto (such
Subsidiaries,  together with Company, each, a "PLEDGOR" and,  collectively,  the
"PLEDGORS"),  in  favor of THE BANK OF NEW YORK  ("BNY"),  as  collateral  agent
(together with its  successor(s)  thereto in such  capacity,  "PLEDGEE") for the
Trustee and Holders, in light of the following:

                                    RECITALS:

            A. The Company and the other  Pledgors and BNY, as collateral  agent and as trustee,  have entered into an  Indenture,  dated as of July 26, 2004 (as amended,  restated,  supplemented  or otherwise  modified from time to time, the
"INDENTURE"), pursuant to which the Company has issued $65,000,000 of its 5 1/2%
Convertible Senior Notes due 2014 (and,  together with any additional notes that may be issued by the Company from time to time thereunder or exchanged  therefor or for  such  additional  notes,  the  "NOTES")  and  the  other  Pledgors  have guaranteed  the  payment of the Notes and the other  Obligations  of the Company thereunder.

            B. The  Pledgors  and the Pledgee  have  entered  into that  certain
Security  Agreement,   dated  as  of  July  26,  2004  (as  amended,   restated,
supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), pursuant to which the  Pledgors  have granted  security  interests in certain of their assets (including the Collateral) as more fully described therein.

            C. One or more of the  Pledgors may after the date hereof enter into the Credit Agreement.

            D. If the Credit Agreement is entered into, the Pledgors and lenders under the Credit  Agreement  or their  agent may enter  into one or more  pledge agreements (as amended, restated,  supplemented,  replaced or otherwise modified from time to time, the "CREDIT AGREEMENT PLEDGE  AGREEMENT"),  pursuant to which the Pledgors  will grant a security  interest in the  Collateral in favor of the lenders under the Credit Agreement or their agent.

            E. If the Credit  Agreement  Pledge  Agreement is entered into,  the
Pledgee,  the lenders under the Credit Agreement or their agent and the Pledgors may enter into an intercreditor agreement substantially in the form of Exhibit E to the  Indenture  (as amended,  restated,  supplemented,  replaced or otherwise modified from time to time, collectively,  the "INTERCREDITOR AGREEMENT"), which agreement,  among other things,  will set forth,  as between the Pledgee and the lenders  under the Credit  Agreement  or their agent,  the relative  priority of their respective Liens in the Collateral and their rights with respect thereto.

            F. The Company  desires to secure its  Obligations  under the Notes, the Indenture and each other  Indenture  Document to which it is or may become a party and each other Pledgor desires to secure its Guarantee,  the Indenture and each other  Indenture  Document to which it is or may become a party by granting to the  Pledgee,  for the  benefit  of  itself  and the other  Secured  Parties, security interests in the Collateral as set forth herein.

            G. To induce the  Initial  Purchaser  to  purchase  the Notes,  each
Holder  to hold the Notes to be held by it and BNY to act in its  capacities  as trustee and collateral agent, each Pledgor desires to pledge,  grant,  transfer, and assign to the  Pledgee,  for the  benefit  of itself  and the other  Secured
Parties,  a security  interest in the Collateral to secure the  Obligations,  as provided herein.

            NOW,  THEREFORE,  in  consideration of the premises set forth above,
the  terms  and  conditions   contained  herein  and  other  good  and  valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, and each  intending  to be bound  hereby,  the  Pledgee  and each  Pledgor  agree as follows:

            1. SECURITY FOR  OBLIGATIONS.  This  Agreement is for the benefit of the  Pledgee  and the other  Secured  Parties to secure the prompt and  complete payment and performance when due of any and all of the Obligations.

            2. DEFINITION OF ISSUERS; CAPITAL STOCK; PLEDGED INTERESTS;  PLEDGED
COLLATERAL.  As used herein,  (A) the term "ISSUERS" shall mean, with respect to each  Pledgor,  each of the Persons  identified as an Issuer on ANNEX A attached hereto  of such  Pledgor  (or  any  addendum  or  supplement  thereto),  and any successors  thereto,  whether  by merger  or  otherwise;  (B) the term  "PLEDGED
INTEREST"  means,  with respect to each Issuer,  the Capital Stock identified as
Pledged  Interests of such Issuer on ANNEX A attached hereto of the Pledgor that is a holder of the Capital  Stock of such Issuer (or any addendum or  supplement thereto);  and (C) the term "PLEDGED  COLLATERAL" means the "Pledged  Interests"
and the  "Future  Rights" as defined in and  acquired  pursuant  to SECTION  3.2 below,  collectively.  ANNEX A of any Pledgor may be  supplemented  from time to time pursuant to SECTION 3.2 below; PROVIDED, HOWEVER, that "Pledged Collateral"
shall not  include any of the  Excluded  Assets.  Each  Pledgor  represents  and warrants to the  Pledgee  for the  benefit of the Pledgee and the other  Secured
Parties  that on the date  hereof  (a) ANNEX A attached  hereto of such  Pledgor correctly  identifies the Pledged Interests and the Pledged  Collateral owned by such  Pledgor  with  respect to Issuers;  and (b) such  Pledgor is the holder of record and sole beneficial and legal owner of such Pledged Interests and Pledged
Collateral.

            3. PLEDGE OF PLEDGED COLLATERAL AND OTHER COLLATERAL.

            3.1 PLEDGE.  (i) To secure the  Obligations and for the purposes set forth in SECTION 1 hereof, each Pledgor hereby pledges and collaterally assigns, and  grants a  security  interest  in and lien on, in favor of  Pledgee  for the benefit of the  Pledgee and the other  Secured  Parties,  all of such  Pledgor's right, title and interest in, to, and under (A) the Pledged Collateral,  (B) any additional Pledged Collateral acquired pursuant to SECTION 3.2 below (whether by purchase, dividend, merger,  consolidation,  sale of assets, split, spin-off, or

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any  other  dividend  or  distribution  of  any  kind  or  otherwise),  (C)  all distributions,  dividends, cash, certificates, liquidation rights and interests, options,  rights,  warrants,  instruments  or other  property  from time to time received,  receivable or otherwise  distributed  in respect of or in exchange or substitution for any and all of the Pledged Collateral, (D) such Pledgor's right to vote the Pledged Collateral, and (E) all proceeds, products, replacements and substitutions  for any of the  foregoing,  in each  case  whether  now  owned or
hereafter   acquired  by  such   Pledgor   (collectively,   the   "COLLATERAL").
Notwithstanding  the  foregoing,  "Collateral"  shall  not  include  any  of the
Excluded Assets.

            (ii) If the Pledged  Collateral is evidenced by  certificates,  then such Pledgor  shall  concurrently  herewith  deposit  with the Pledgee,  for the benefit of itself and the other Secured Parties, the Pledged Collateral owned by such Pledgor on the date hereof and the  certificates  representing  the Pledged
Collateral  endorsed in blank by such Pledgor or  accompanied  by undated  stock powers or instruments of transfer,  in each case, duly executed in blank by such
Pledgor;  PROVIDED,  HOWEVER,  that  such  Pledgor  need  not  comply  with  its obligations  under this clause (ii) prior to the tenth day  following  the Issue
Date.

            (iii)  Whether  or  not  the  Pledged  Collateral  is  evidenced  by certificates,  such Pledgor shall, and hereby  authorizes the Pledgee to, file a
Code  Financing  Statement  naming  such  Pledgor as debtor  and the  Pledgee as secured party with respect to the Collateral in the applicable filing office and in such form and  containing  such  substance as may be necessary to perfect the security  interest of the Pledgee in the Pledged  Collateral  by the filing of a
Code Financing Statement;  PROVIDED,  HOWEVER,  that no such authorization shall obligate  the Pledgee to make any such filing.  Notwithstanding  anything to the contrary contained in this Agreement,  the Pledgee shall not as a result of this
Agreement be  responsible  or liable for any  obligations or liabilities of such
Pledgor  in such  Pledgor's  capacity  as a holder of any  Capital  Stock of any
Issuer,  and  the  Pledgee  shall  not be  deemed  to have  assumed  any of such obligations or liabilities.

            3.2 SUBSEQUENTLY ACQUIRED PLEDGED COLLATERAL.  (i) If at any time or from time to time after the date hereof during the term of this  Agreement,  any
Pledgor shall acquire any additional  Pledged  Interests,  including any further stock,  or  equity  in each  Issuer  (whether  by  purchase,  dividend,  merger, consolidation,  sale of  assets,  split,  spin-off,  or any  other  dividend  or distribution of any kind or otherwise) (collectively, the "FUTURE RIGHTS").

            (ii) Such Pledgor will forthwith pledge and, if applicable,  deposit such additional Pledged  Collateral with the Pledgee,  for the benefit of itself and the other  Secured  Parties  and  deliver to the  Pledgee for the benefit of itself and the other Secured  Parties,  certificates  or  instruments  therefor, endorsed in blank by such  Pledgor or  accompanied  by undated  stock  powers or instruments of transfer,  in each case,  duly executed in blank by such Pledgor, and will promptly  thereafter deliver to the Pledgee,  for the benefit of itself and the  other  Secured  Parties,  a  certificate  (which  shall  be  deemed  to supplement  ANNEX A attached  hereto of such  Pledgor)  executed by such Pledgor describing such Pledged  Collateral and the other Pledged  Collateral pledged to the  Pledgee,  and  certifying  that the same have been  duly  pledged  with the
Pledgee hereunder.

                                       3

            (iii) Whether or not such additional Pledged Collateral is evidenced by certificates,  such Pledgor shall, and hereby authorizes the Pledgee to, file a Code  Financing  Statement  naming  such  Pledgor as debtor and the Pledgee as secured party with respect to the additional Collateral in the applicable filing office and in such form and  containing  such  substance  as may be necessary to perfect the security interest of the Pledgee in the additional Collateral by the
filing  of  a  Code  Financing  Statement;   PROVIDED,  HOWEVER,  that  no  such
authorization shall obligate the Pledgee to make any such filing.

            3.3  UNCERTIFICATED  PLEDGED  COLLATERAL.  In  addition  to anything contained in SECTIONS 3.1 AND 3.2 hereof, if any Pledged Collateral (whether now owned or hereafter  acquired) is not  certificated or becomes an  uncertificated security,  the applicable  Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required to perfect or improve the perfection of the security  interest and pledge in favor of the Pledgee under  applicable  law
(including,  in any  event,  any  action  required  or  appropriate  under  this
Agreement or the Code).  Such Pledgor further agrees to take such actions as may be  necessary  to permit the Pledgee to exercise  any of its rights and remedies hereunder.

            4. VOTING,  ETC. Until the occurrence and continuance of an Event of
Default,  each  Pledgor  shall be  entitled  to vote any and all of the  Pledged
Collateral; PROVIDED, HOWEVER, that no vote shall be cast or any action taken by such Pledgor with respect to any Pledged  Collateral  which would  violate or be materially inconsistent with any of the terms of this Agreement,  the Indenture, any other  Indenture  Document,  or which  would have the  effect of  materially impairing  the position or interests of the Pledgee or which would  authorize or effect  actions  prohibited  under the terms of the  Indenture or any  Indenture
Document.  All such rights of such Pledgor to vote any Pledged  Collateral shall cease upon the occurrence and during the continuance of an Event of Default,  if the Pledgee so directs and provides  notice to such Pledgor to do so;  PROVIDED,
HOWEVER,  that upon the cure or waiver of such Event of  Default,  all rights of the Pledgee to vote any and all of the Pledged Collateral shall cease.

            5.  PAYMENTS  AND  OTHER  DISTRIBUTIONS.  Until the  occurrence  and continuance of an Event of Default, all cash, dividends or distributions payable in respect of the  Pledged  Collateral  (to the extent  such  payments  shall be permitted  pursuant to the terms and provisions of the Indenture)  shall be paid to the applicable Pledgor; PROVIDED, HOWEVER, upon the occurrence and during the continuance of an Event of Default, all cash, dividends or distributions payable in respect of the  Pledged  Collateral  shall be paid to the Pledgee as security for the  Obligations  if the  Pledgee so  directs  and  provides  notice to such
Pledgor to that effect;  PROVIDED FURTHER,  that upon the cure or waiver of such
Event of Default, all cash dividends or distributions  payable in respect of the
Pledged Collateral shall be paid to such Pledgor.  The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

                        (a) all other or  additional  securities  or  investment
            property,  or  rights  to  subscribe  for  or  purchase  any  of the foregoing,  or property (other than cash) paid or distributed by way of dividend in respect of the Pledged Collateral; and

                                      -4-

                        (b)  all  other  or  additional  securities,  investment
            property or property (including cash) paid or distributed in respect of the  Pledged  Collateral  by way of  split,  spin-off,  split-up, reclassification, combination of shares or similar rearrangement.

            If at any  time any  Pledgor  shall  obtain  or  possess  any of the foregoing Collateral described in this Section,  such Pledgor shall be deemed to hold such Collateral in trust for the Pledgee for the benefit of the Pledgee and the other Secured Parties, and such Pledgor shall promptly surrender and deliver such Collateral to the Pledgee.

            6. REMEDIES IN CASE OF AN EVENT OF DEFAULT.  Upon the occurrence and during the continuance of an Event of Default,  the Pledgee shall be entitled to exercise all of the rights,  powers and remedies  (whether  vested in it by this
Agreement, the Indenture, any other Indenture Documents,  and/or in equity or by law, and  including,  without  limitation,  all rights and remedies of a secured party of a debtor in default under the Code) for the protection and  enforcement of its rights in respect of the Pledged  Collateral,  and to the fullest  extent permitted by  applicable  law, the Pledgee  shall be entitled  (but shall not be obligated),  without  limitation,  to exercise the following rights,  which each
Pledgor hereby agrees to be commercially reasonable:

                        (a) to receive  all amounts  payable to such  Pledgor in
            respect of the  Pledged  Collateral  in  accordance  with  SECTION 5 hereof;

                        (b)  to  transfer   all  or  any  part  of  the  Pledged
            Collateral  into the  Pledgee's  name or the name of its  nominee or nominees  for the  benefit  of the  Pledgee  and the  other  Secured
            Parties;

                        (c) to vote  all or any part of the  Pledged  Collateral
            and  otherwise  act  with  respect  thereto  as  though  it were the outright owner thereof in accordance with SECTION 4 hereof;

                        (d) at any time or from time to time to sell, assign and
            deliver,  or  grant  options  to  purchase,  all or any  part of the
            Pledged Collateral in one or more parcels,  or any interest therein, at any public or private sale at any exchange,  broker's board or at any of  the  Pledgee's  offices  or  elsewhere,  without  demand  of performance, advertisement or notice of intention to sell or of time or place of sale or adjournment  thereof or to redeem (all of which, except as may be required by mandatory provisions of applicable law, are hereby  expressly  and  irrevocably  waived by such Pledgor) for cash,  on credit  or for other  property,  for  immediate  or future delivery  without any  assumption of credit risk, and for such price or  prices  and on such  terms as the  Pledgee  in its  commercially reasonable  judgment may determine.  Such Pledgor agrees that to the extent  that  notice of sale shall be  required by law that at least ten (10)  calendar  days'  notice to such Pledgor of the time (which shall be during normal  business hours) and place of any public sale or the  time  after  which  any  private  sale is to be  made  shall
            constitute  reasonable  notification.   The  Pledgee  shall  not  be
            obligated  to make  any sale of  Pledged  Collateral  regardless  of notice of sale having been given. The Pledgee may adjourn any public or private  sale from time to time by  announcement  at the time and place fixed therefor, and any such sale may, without further notice,

                                      -5-

            be made at the time and  place  to which it was so  adjourned.  Such
            Pledgor hereby waives and releases to the fullest  extent  permitted by law any right or equity of redemption with respect to the Pledged
            Collateral,  whether before or after sale hereunder, and all rights, if any of marshalling the Pledged  Collateral and any other security
            for  the  Obligations  or  otherwise.   At  any  such  sale,  unless
            prohibited by  applicable  law, the Pledgee may bid for and purchase all or any part of the Pledged Collateral so sold free from any such right or equity of  redemption.  Neither  the Pledgee nor any of the other  Secured  Parties  shall be liable  for  failure to collect or realize upon any or all of the Pledged  Collateral  or for any delay in so doing  nor  shall the  Pledgee  nor any of the  other  Secured
            Parties be under any obligation to take any action  whatsoever  with regard thereto;

                        (e)  to  settle,  adjust,  compromise  and  arrange  all
            accounts, controversies, questions, claims and demands whatsoever in relation to all or any part of the Pledged Collateral;

                        (f) in respect of the Pledged Collateral, to execute all
            such contracts,  agreements,  deeds,  documents and instruments,  to bring,  defend and abandon all such actions,  suits and proceedings, and to  take  all  actions  in  relation  to all or any  part of the
            Pledged  Collateral as the Pledgee in its reasonable  discretion may determine;

                        (g)  to  appoint  managers,  sub-agents,   officers  and
            servants  for  any  of  the  purposes  mentioned  in  the  foregoing provisions  of this  Section  and to  dismiss  the same,  all as the
            Pledgee in its reasonable discretion may determine; and

                        (h)  generally,  to take all such  other  action  as the
            Pledgee in its reasonable  discretion may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions  of this  Section  and  which the  Pledgee  may or can do lawfully  and to use  the  name  of such  Pledgor  for the  purposes aforesaid and in any proceedings arising therefrom.

            7. REMEDIES,  ETC., CUMULATIVE.  Each right, power and remedy of the
Pledgee (for the benefit of the Pledgee and the other Secured Parties)  provided for in this  Agreement,  the  Indenture,  any  Indenture  Document  or any other security agreement, mortgage, guaranty or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right,  power or remedy.  The  exercise or  beginning of the exercise  by the Pledgee  (for the benefit of the Pledgee and the other  Secured
Parties) of any one or more of the rights,  powers or remedies  provided  for in this  Agreement,  the  Indenture,  or any  other  Indenture  Document  or now or hereafter  existing  at law or in equity or by  statute or  otherwise  shall not preclude  the  simultaneous  or later  exercise by the Pledgee of all such other rights,  powers or remedies,  and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.

            8. APPLICATION OF PROCEEDS. Subject to any mandatory requirements of applicable  law and the terms of the  Indenture,  all  moneys  collected  by the
Pledgee (for the benefit of the Pledgee and the other Secured Parties) upon sale

                                      -6-

or other disposition of the Collateral,  together with all other moneys received by the Pledgee  hereunder,  shall be turned over to the Trustee for distribution in accordance with Section 6.10 of the Indenture.

            9. INDEMNITY.  Without  duplication of any amounts payable under any other  similar  indemnity  provision  set  forth in the  Indenture  or any other
Indenture  Documents,  each Pledgor shall,  jointly and  severally:  (i) pay all out-of-pocket  costs and expenses of the Pledgee incurred in connection with the administration  of and in connection with the  preservation of rights under, and enforcement of, and any renegotiation or restructuring of this Agreement and any amendment,  waiver or consent relating thereto  (including,  without limitation, the reasonable fees and disbursements of counsel for the Pledgee);  (ii) pay and hold the Pledgee and the other Secured Parties harmless from and against any and all  present  and  future  stamp or  documentary  taxes or any  other  excise or property  taxes,  charges or similar  levies  which arise from any payment  made hereunder or from the execution,  delivery or registration of, or otherwise with respect to this  Agreement  and save the Pledgee and the other  Secured  Parties harmless from and against any and all  liabilities  with respect to or resulting from any delay or omission to pay any such taxes,  charges or levies;  and (iii)
indemnify the Pledgee and each of the other Secured  Parties,  and each of their respective officers,  directors,  shareholders,  employees,  representatives and agents from and hold each of them  harmless  against any and all costs,  losses, liabilities,  claims,  obligations,  suits,  penalties,  judgments,  damages  or expenses incurred by or asserted against any of them (whether or not any of them is designated a party thereto)  arising out of or by reason of this Agreement or
any  transaction  contemplated  hereby  (including,   without  limitation,   any
investigation,  litigation  or  other  proceeding  related  to this  Agreement), including,  without limitation, the reasonable fees and disbursements of counsel incurred  in  connection  with  any  such  investigation,  litigation  or  other proceeding.  Notwithstanding  anything in this  Agreement to the contrary,  such
Pledgor shall not be  responsible  to the Pledgee or any other Secured Party for any costs, losses, damages,  liabilities or expenses which result from the gross negligence  or  willful  misconduct  on the part of such  Pledgee  or any  other
Secured Party.  Each Pledgor's  obligations under this Section shall survive any termination of this Agreement.

            10.  FURTHER  ASSURANCES.  Each Pledgor agrees that, at any time and from time to time,  such Pledgor will join with the Pledgee in executing and, at such  Pledgor's own expense,  will file and refile under the Code such financing statements,  continuation  statements and other documents in such offices as may be necessary  and wherever  required or permitted by law in order to perfect and
preserve  the  Pledgee's  security  interest  in  the  Collateral,   and  hereby
authorizes  the Pledgee to file  financing  statements  and  amendments  thereto relative to all or any part of the Collateral  (PROVIDED,  HOWEVER, that no such authorization shall obligate the Pledgee to make any such filing), and agrees to do such  further  acts and things and to  promptly  execute  and  deliver to the
Pledgee such additional conveyances,  assignments, agreements and instruments as may be required to carry into effect the purpose of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

            11.  REASONABLE  CARE BY PLEDGEE.  Beyond the exercise of reasonable care in the custody thereof, the Pledgee shall have no duty as to any Collateral in its  possession  or control or in the  possession  or control of any agent or

                                      -7-

bailee or any income thereon or as to the  preservation  of rights against prior parties or any other  rights  pertaining  thereto and the  Pledgee  shall not be responsible for filing any financing or continuation statements or recording any documents or  instruments in any public office at any time or times or otherwise perfecting  or  maintaining  the  perfection  of any  security  interest  in the
Collateral. The Pledgee shall be deemed to have exercised reasonable care in the custody of the  Collateral  in its  possession  if the  Collateral  is  accorded treatment  substantially  equal to that which it accords  its own  property  and shall not be liable or  responsible  for any loss or  diminution in the value of any of the  Collateral,  by  reason  of the  act  or  omission  of any  carrier, forwarding  agency or other  agent or bailee  selected  by the  Pledgee  in good faith.

            The Pledgee shall not be responsible for the existence,  genuineness or value of any of the Collateral or for the validity,  perfection,  priority or enforceability  of the  Liens  in any of the  Collateral,  whether  impaired  by operation  of law or by reason of any of any  action or  omission  to act on its part hereunder,  except to the extent such action or omission  constitutes gross negligence or willful misconduct on the part of the Pledgee, for the validity or sufficiency of the Collateral or any agreement or assignment  contained therein, for the validity of the title of the Pledgor to the Collateral, for insuring the
Collateral or for the payment of taxes,  charges,  assessments or Liens upon the
Collateral or otherwise as to the  maintenance  of the  Collateral.  The Pledgee shall have no duty to ascertain or inquire as to the  performance  or observance of any of the terms of this Pledge  Agreement or the Indenture  Documents by the
Pledgors.

            12.  TRANSFER BY EACH PLEDGOR.  Except as otherwise  permitted under the  Indenture,  if at all,  the Pledgor  shall not Dispose of, grant any option with respect to, or pledge or otherwise  encumber any of the  Collateral  or any interest therein.

            13.  REPRESENTATIONS  AND  WARRANTIES OF EACH PLEDGOR.  Each Pledgor
hereby represents and warrants to the Pledgee for the benefit of the Pledgee and the other Secured Parties,  which  representations  and warranties shall survive the execution and delivery of this Agreement, as follows:

            13.1 VALIDITY,  PERFECTION AND PRIORITY. (a) The pledge and security interests in the Pledged  Collateral granted to the Pledgee constitute valid and continuing security interests in the Pledged Collateral.

            (b) The security  interests in the Collateral granted to the Pledgee for the benefit of itself and the other  Secured  Parties  constitute  valid and perfected  security interests therein superior and prior to the rights or claims of any other person or entity therein.

            13.2 NO LIENS; OTHER FINANCING STATEMENTS.

            (a) Such Pledgor is the sole legal and beneficial  owner of, and has good and marketable title to, the Pledged Collateral.

                                      -8-

            (b)  Except  for any  filing  made by the  lenders  under the Credit
Agreement or their  agent,  no  financing  statement  or other  evidence of lien covering or purporting to cover any of the Pledged  Collateral is on file in any public office.

            13.3 PLEDGED COLLATERAL.

            (a) The Pledged  Collateral  described in ANNEX A attached hereto of such Pledgor is, and all other  Pledged  Collateral  in which such Pledgor shall hereafter  grant a lien or security  interest  pursuant to SECTION 2 hereof will be, duly authorized,  validly issued, and fully paid, and, except for the pledge provided in SECTION  3.1 hereof in favor of Pledgee and in the Credit  Agreement
Pledge  Agreement  in favor of the lenders  under the Credit  Agreement or their agent,  none of such  Pledged  Collateral  is or will be subject to any legal or contractual  restriction.  The Pledged Collateral is, as of the date hereof, and shall  be at all  times  hereafter  during  the term of this  Agreement,  freely transferable  without  restriction or limitation (except as limited by the terms of this Agreement).

            (b) The  Pledged  Collateral  described  in ANNEX A  hereto  of such
Pledgor constitutes all of the issued and outstanding  securities and investment property legally and beneficially owned by such Pledgor on the date hereof in or relating to each of the Issuers.

            13.4 POWER AND  AUTHORITY.  Such Pledgor has the power and authority to pledge and collaterally assign all of the Pledged Collateral pursuant to this
Agreement.

            13.5 ARTICLE 8 SECURITIES.  The Pledged  Interests  that are Capital
Stock  in  general  partnerships,  limited  partnerships  or  limited  liability companies  (i)  are  not  dealt  in or  traded  on  securities  exchanges  or in securities  markets,  (ii) do not have terms  expressly  providing that they are securities  governed  by  Article  8 of the Code,  and (iii) are not  investment company securities,  and are not, therefore,  "securities" governed by Article 8 of the Code.

            13.6 LITIGATION.  There are no actions, suits or proceedings pending or, to such  Pledgor's  best  knowledge,  threatened  against or involving  such
Pledgor before any court with respect to any of the transactions contemplated by this Agreement or the ability of such Pledgor to perform any of the  obligations of such Pledgor hereunder.

            13.7 STATE OF ORGANIZATION.  Such Pledgor's state of organization is specified on ANNEX A of such Pledgor.

            13.8  CONTINUED   EXISTENCE.   Upon  any  transfer  of  the  Pledged
Collateral  to any  Person as  permitted  upon the  occurrence  and  during  the continuance of an Event of Default in accordance with SECTION 6 hereof,  each of the Issuers shall continue in existence.

            13.9 Neither the pledge of the Pledged  Collateral  pursuant to this
Agreement nor the extensions of credit  represented by the Obligations  violates
Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                                      -9-

            13.10 Each direct  Subsidiary  of such Pledgor  (other than any such
Subsidiary that is an Immaterial  Subsidiary) is an Issuer of Pledged  Interests
that have been pledged hereunder.

            14.  COVENANTS OF EACH  PLEDGOR.  Each Pledgor  covenants and agrees with  the  Pledgee  that on and  after  the date  hereof  and  until  all of the
Obligations  shall have been paid and  performed in full (other than  contingent indemnification obligations) or the Collateral Release Event shall have occurred and this Agreement terminates in accordance with its terms:

            14.1  COLLATERAL.   (a)  Such  Pledgor  will  use  its  commercially
reasonable efforts to defend the Pledgee's right, title and security interest in and to the Collateral against the claims and demands of all Persons  whomsoever;
(b) such Pledgor will have good and marketable  title to and right to pledge any other property at any time hereafter  constituting  Collateral and will likewise use its commercially reasonable efforts to defend the right thereto and security interest therein of the Pledgee;  and (c) such Pledgor will not, with respect to any Pledged  Collateral,  enter into any  shareholder  type  agreements,  voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments,  other than any shareholder type  agreements,  voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments  which would not (x) be inconsistent with the terms of this Agreement,  (y) materially and adversely  affect the Pledgee's  interest in any of the Pledged Collateral or (z) have a Material Adverse Effect.

            14.2 RIGHT OF INSPECTION.  The Pledgee and its representatives shall have  access  to all the  books,  correspondence  and  records  of such  Pledgor relating to the Collateral,  if any, and the Pledgee and its representatives may examine the same, take extracts therefrom and make photocopies thereof.

            14.3  COMPLIANCE  WITH  LAWS.  Such  Pledgor  will  comply  with all requirements  of law  applicable to the Pledged  Collateral or any part thereof, except  where the failure to comply could not  reasonably  be expected to have a
Material Adverse Effect.

            14.4 NO IMPAIRMENT. Such Pledgor will not take or permit to be taken any action which could  materially  impair the  Pledgee's  rights in the Pledged
Collateral. Such Pledgor will not create, incur or permit to exist, will use its commercially  reasonable  efforts to defend the Pledged  Collateral  against and will take such other action as is  necessary to remove,  any lien or claim on or to the  Pledged  Collateral,  other than the liens  created  hereby and liens in favor of the lenders under the Credit Agreement or their agent, and will use its commercially  reasonable  efforts to defend the right, title and interest of the
Pledgee in and to any of the Pledged  Collateral  against the claims and demands of all Persons whomsoever.

            14.5 PERFORMANCE BY PLEDGEE OF SUCH PLEDGOR'S  OBLIGATIONS.  If such
Pledgor fails to perform or comply with any of the agreements  contained herein, the Pledgee may, upon the occurrence  and during the  continuance of an Event of
Default,  without  notice to or  consent by such  Pledgor,  perform or comply or cause performance or compliance therewith;  PROVIDED, HOWEVER, the Pledgee shall not be under any obligation to take any such action.

                                      -10-

            14.6 FURTHER IDENTIFICATION OF PLEDGED COLLATERAL. Such Pledgor will furnish to the Pledgee  from time to time such  reports in  connection  with the
Pledged Collateral as the Pledgee may reasonably request from time to time.

            14.7  CONTINUOUS  PERFECTION.  No  Pledgor  will  change  its  name, organizational  identification  number,  state of organization or organizational identity  unless such Pledgor  shall within ten Business Days of any such change provide  written  notice to the  Pledgee of such  change and file any  financing statements or  amendments  thereto  necessary to continue the  perfection of the
Liens of the Pledgee on the Collateral.

            14.8  STAY OR  EXTENSION  LAWS.  Such  Pledgor  will not at any time claim,  take,  insist upon or invoke the benefit or advantage of or from any law now or hereafter in force  providing  for the valuation or  appraisement  of the
Pledged Collateral prior to any sale or sales thereof to be made pursuant to the provisions hereof or pursuant to the decree,  judgment, or order of any court of competent  jurisdiction;  nor,  after such sale or sales,  claim or exercise any right under any statute now or hereafter  made or enacted by any state to redeem the  property so sold or any part  thereof,  and such Pledgor  hereby  expressly waives (to the extent  not  prohibited  by  applicable  law),  on behalf of such
Pledgor and each and every person or entity  claiming by, through and under such
Pledgor,  all benefit and advantage of any such law or laws,  and covenants that such  Pledgor  will not  invoke  or  utilize  any such law or laws or  otherwise hinder,  delay or impede the  execution of any power,  right or remedy herein or hereby  granted and  delegated to the  Pledgee,  but will  authorize,  allow and permit the execution of every such power,  right or remedy as though no such law or laws had been made or enacted.

            14.9 THE  ISSUERS'  RECORDS.  Such  Pledgor  shall cause each of the
Issuers to make a notation on its  respective  records  indicating  the interest granted hereby in favor of the Pledgee.

            15. EACH PLEDGOR'S  OBLIGATIONS  ABSOLUTE,  ETC. The  obligations of each  Pledgor  under this  Agreement  shall be  absolute  and  unconditional  in accordance  with its terms and shall remain in full force and effect  (except as otherwise  provided herein under SECTION 19) without regard to, and shall not be released,  suspended,  discharged,  terminated  or  otherwise  affected  by, any circumstance or occurrence whatsoever,  including,  without limitation:  (a) any change in the time,  place or manner of payment of, or in any other term of, all or any of the Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of this Agreement, the Indenture or any other  Indenture  Document,  or any of the other  documents,  instruments or agreements  relating to the  Obligations  or any other  instrument  or agreement referred to therein or any  assignment or transfer of any thereof;  (b) any lack of validity or enforceability of the Indenture, or any other Indenture Document, or any other  documents,  instruments  or  agreement  referred to therein or any assignment  or transfer of any thereof;  (c) any  furnishing  of any  additional security or collateral to the Pledgee, for the benefit of the Pledgee and/or the other Secured Parties; or its assignees or any acceptance thereof or any release of any  security  by the Pledgee or its  assignees;  (d) any  limitation  on any

                                      -11-

party's  liability or obligations  under any such instrument or agreement or any invalidity or  unenforceability,  in whole or in part, of any such instrument or agreement or any term thereof; (e) any bankruptcy,  insolvency,  reorganization, composition,  adjustment,  dissolution,  liquidation  or other  like  proceeding relating to such Pledgor or any other Person, as applicable, or any action taken with respect to this Agreement by any trustee or receiver,  or by any court,  in any such proceeding,  whether or not such Pledgor shall have notice or knowledge of any of the foregoing; (f) any exchange, release or nonperfection of any other collateral,  or any  release,  or amendment or waiver of or consent to departure from any guaranty or  security,  for all or any of the  Obligations;  or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, such Pledgor.

            16. NOTICES, ETC. Except as otherwise expressly provided herein, any notice required or desired to be served,  given or delivered  hereunder shall be in the form and manner,  and shall be  addressed to the parties set forth in the
Indenture.

            17.  POWER  OF  ATTORNEY.   Each  Pledgor   hereby   absolutely  and
irrevocably  constitutes and appoints the Pledgee for the benefit of the Pledgee and the other  Secured  Parties  as such  Pledgor's  true and  lawful  agent and attorney-in-fact  with full power of  substitution,  in the name of such Pledgor upon the  occurrence and during the  continuance of an Event of Default:  (a) to execute and do all such assurances,  acts and things which such Pledgor ought to do but has failed to do under the  covenants  and  provisions  contained in this
Agreement;  (b) to take  any and all such  action  as may be  necessary  for the purpose of maintaining preserving or protecting the security constituted by this
Agreement or any of the rights,  remedies,  powers or  privileges of the Pledgee under this Agreement;  and (c) generally, in the name of such Pledgor,  exercise all or any of the powers, authorities,  and discretions conferred on or reserved to the Pledgee by or pursuant to this Agreement,  and (without  prejudice to the generality of any of the  foregoing)  to deliver or otherwise  perfect any deed, assurance,  agreement,  instrument or act as may be proper in or for the purpose of  exercising  any of such powers,  authorities  or  discretions.  Such Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm,  whatever lawful acts the Pledgee or any of the Pledgee's sub-agents or attorneys shall do or purport to do in the exercise of the power of attorney granted to the Pledgee pursuant  to this  Section,  which  power of  attorney,  being  coupled  with an interest and given for security,  is irrevocable;  PROVIDED,  HOWEVER, that such
Pledgor  neither  ratifies  nor  confirms  any acts of the Pledgee or any of the
Pledgee's  sub-agents  or attorneys do in the exercise of this power of attorney if such acts constitute the negligence,  bad faith or willful misconduct of such
Person.

            18. MISCELLANEOUS. Each Pledgor agrees with the Pledgee that each of the  obligations  and  liabilities  of such  Pledgor to the  Pledgee  under this
Agreement may be enforced  against such Pledgor without the necessity of joining any other Person as a party.  This Agreement shall create a continuing  security interest in the Pledged Collateral and shall be binding upon the heirs and legal beneficiaries,  and  permitted  successors  and  assigns,  of such  Pledgor,  as applicable,  and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns; PROVIDED, HOWEVER, that no party may assign this
Agreement or any rights or duties  hereunder other than pursuant to the terms of the Indenture.  Unless otherwise  defined herein,  terms defined in the Code are used herein as therein  defined.  The headings and titles in this  Agreement are

                                      -12-

for  convenience  of  reference  only and shall not limit or define the  meaning hereof.  This Agreement may be executed in any number of  counterparts,  each of which shall be an original, but all of which shall constitute one instrument. If any provision of this Agreement shall prove to be invalid or unenforceable, such provision  shall be deemed to be  severable  from the other  provisions  of this
Agreement  which shall remain  binding on all parties  hereto.  No Pledgor shall have any right of subrogation as to any of the Pledged Collateral until full and complete  performance  and payment of the  Obligations  (other  than  contingent indemnification  obligations) or the occurrence of the Collateral Release Event.
A signature  hereto  distributed by facsimile or electronic mail shall be deemed to be as legally binding as a signed original.

            19.  TERMINATION;  RECOVERY  CLAIM.  This Agreement  shall terminate after the Obligations  are paid in full (other than  contingent  indemnification obligations)  or the  Collateral  Release  Event shall have  occurred.  Upon the termination of this Agreement,  or as otherwise  provided in the Indenture,  the
Pledgee, at the request of any applicable Pledgor and at the cost and expense of such  Pledgor,  will  promptly  execute and  deliver to such  Pledgor the proper instruments  acknowledging  the  termination  of this Agreement and the security interest and lien on the Pledged Collateral created hereby and will duly assign, transfer and deliver to such Pledgor or to whomsoever shall be lawfully entitled to receive the same (without recourse and without any representation or warranty of any kind) such of the Pledged  Collateral as may be in the  possession of the
Pledgee  and has not  theretofore  been sold or  otherwise  applied or  released pursuant to this Agreement.  Should a claim ("RECOVERY  CLAIM") be made upon the
Pledgee or any or all of the other  Secured  Parties at any time for recovery of any amount received by the Pledgee or any or all of the other Secured Parties in payment of the  Obligations  (whether  received such Pledgor or  otherwise)  and should the Pledgee or any or all of the other Secured  Parties repay all or part of said  amount by reason of (a) any  judgment,  decree or order of any court or administrative  body having  jurisdiction  over the Pledgee or any or all of the other Secured Parties or any of their respective property; or (b) any settlement or compromise of any such Recovery  Claim  effected by the Pledgee or any or all of the other Secured Parties with the claimant  (including,  without limitation, such Pledgor),  this Agreement and the security interests granted to the Pledgee for the benefit of the Pledgee and the other  Secured  Parties  hereunder  shall continue in effect with respect to the amount so repaid to the same extent as if such amount had never  originally  been received by the Pledgee or any or all of the  other  Secured  Parties,  notwithstanding  any  prior  termination  of this
Agreement,  the return of this Agreement to such Pledgor, or the cancellation of any note or other instrument evidencing the Obligations.

            20.  AMENDMENTS;   MARSHALLING,  ETC.  (a)  None  of  the  terms  or
provisions of this Agreement may be waived,  amended,  supplemented or otherwise modified  except  by a  written  instrument  executed  by such  Pledgor  and the
Pledgee.

            (b) The Pledgee  shall be under no  obligation to marshal any assets or  collateral in favor of such Pledgor or any other person or entity or against or in payment of any or all of the Obligations. All indemnities set forth herein shall survive the  execution  and delivery of this  Agreement and the making and repayment of the Obligations or the occurrence of the Collateral  Release Event.
The  Secured  Parties  (other than the  Pledgee)  are the  intended  third party beneficiaries of this Agreement.

                                      -13-

            21. REVIEW OF AGREEMENT BY EACH PLEDGOR.  Each Pledgor  acknowledges that such Pledgor has  thoroughly  read and reviewed the terms and provisions of this  Agreement,  and that such terms and provisions  are clearly  understood by such  Pledgor,  and has been  fully  and  unconditionally  consented  to by such
Pledgor with the full benefit and advice of counsel chosen by such Pledgor,  and that such  Pledgor  has freely and  voluntarily  signed this  Agreement  without duress.

            22. WAIVER OF CLAIMS. Except as otherwise provided in this Agreement or  prohibited  by law,  EACH  PLEDGOR  HEREBY  WAIVES,  TO THE  FULLEST  EXTENT
PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL  HEARING IN CONNECTION WITH THE
PLEDGEE'S TAKING  POSSESSION OR SALE OR THE PLEDGEE'S  DISPOSITION OF ANY OF THE
COLLATERAL,  INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING
FOR ANY  PREJUDGMENT  REMEDY OR REMEDIES  AND ANY SUCH RIGHT WHICH SUCH  PLEDGOR
WOULD OTHERWISE HAVE UNDER THE  CONSTITUTION OR ANY STATUTE OF THE UNITED STATES
OR OF ANY STATE,  and each Pledgor hereby further waives (and releases any cause of action and claim  against the Pledgee as a result of), to the fullest  extent permitted  by law:  (a) all damages  occasioned  by such  taking of  possession, collection  or sale  except  any  damages  which  are the  direct  result of the
Pledgee's gross negligence or willful misconduct;  (b) all other requirements as to the time, place and terms of sale or other  requirements  with respect to the enforcement  of the Pledgee's  rights  hereunder;  (c) demand of  performance or other demand, notice of intent to demand or accelerate,  notice of acceleration, presentment,  protest,  advertisement  or  notice  of any  kind to or upon  such
Pledgor  or any  other  person or  entity;  and (d) all  rights  of  redemption, appraisement,  valuation,  diligence,  stay,  extension  or  moratorium  now  or hereafter in force under any applicable law in order to delay the enforcement of this Agreement.

            23. REVIVAL AND  REINSTATEMENT OF OBLIGATIONS.  If the incurrence or payment of the  Obligations by any Pledgor or the transfer by any Pledgor to the
Pledgee of any property of such Pledgor  should for any reason  subsequently  be declared  to be void or  voidable  under any state or federal  law  relating  to creditors'  rights,  including  provisions  of the  Bankruptcy  Code relating to fraudulent conveyances,  preferences,  or other voidable or recoverable payments of money or transfers of property (collectively,  a "VOIDABLE TRANSFER"), and if the  Pledgee is  required  to repay or  restore,  in whole or in part,  any such
Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable  Transfer,  or the amount thereof that the Pledgee is  required  or elects to repay or  restore,  and as to all  reasonable  costs, expenses,  and attorneys fees of the Pledgee related  thereto,  the liability of such Pledgor automatically shall be revived,  reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

                                      -14-

            24. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,  AS APPLIED TO CONTRACTS
MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF
CONFLICT  OF  LAWS.  EACH  OF  THE  PARTIES  HERETO  AGREES  TO  SUBMIT  TO  THE
JURISDICTION  OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING
ARISING OUT OF OR RELATING TO THIS AGREEMENT.

            25. WAIVER OF TRIAL BY JURY. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES,
TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION
OR  PROCEEDING  ARISING  OUT OF OR IN  CONNECTION  WITH  THIS  AGREEMENT  OR THE
TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

            26. INTEGRATION.  This Agreement,  together with the other Indenture
Documents,  reflects the entire understanding of the parties with respect to the transactions  contemplated  hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof

            27. APPLICABLE GAMING LAW RESTRICTIONS.  All rights,  remedies,  and powers  provided in this  Agreement  relative to the Pledged  Collateral  may be exercised  only to the extent  that the  exercise  thereof  does not violate any applicable  mandatory provision of the Applicable Gaming Laws and all provisions of this Agreement  relative to the Pledged Collateral are intended to be subject to all applicable  mandatory  provisions of the Applicable Gaming Laws and to be limited  solely to the extent  necessary  to not render the  provisions  of this
Agreement invalid or unenforceable, in whole or in part.

            28. INTERCREDITOR  AGREEMENT.  If the Intercreditor  Agreement is in
effect,

            (a) the Liens  granted  hereunder  in favor of the  Pledgee  for the benefit of itself and the other Secured Parties in respect of the Collateral and the exercise of any right  related  thereto  thereby  shall be subject,  in each case, to the terms of the Intercreditor Agreement;

            (b) in the event of any direct  conflict  between the express  terms and provisions of this Agreement and of the Intercreditor  Agreement,  the terms and provisions of the Intercreditor Agreement shall control; and

            (c)  notwithstanding  anything to the contrary herein, any provision hereof that  requires any Pledgor to (i) deliver any  Collateral  to  Collateral
Agent  or (ii)  provide  that  the  Collateral  Agent  have  control  over  such
Collateral  may be  satisfied  by (A) the  delivery of such  Collateral  by such
Pledgor to the lenders under the Credit Agreement or their agent for the benefit of the Collateral  Agent for the benefit of itself and the other Secured Parties pursuant to Section 3.02 of the  Intercreditor  Agreement and (B) providing that the lenders  under the Credit  Agreement or their agent be provided with control with  respect  to  such  Collateral  of such  Pledgor  for  the  benefit  of the
Collateral  Agent for the  benefit  of  itself  and the  other  Secured  Parties pursuant to Section 3.02 of the Intercreditor Agreement.

                                      -15-

            IN WITNESS  WHEREOF,  the  parties  hereto  have  caused this Pledge
Agreement to be duly executed and delivered as of the date first above written.

                                            EMPIRE RESORTS, INC.

                                            By: /s/ Scott A. Kaniewski
                                                --------------------------------
                                                Name:   Scott A. Kaniewski
                                                Title:  Chief Financial Officer

                                            GUARANTORS:

                                            ALPHA MONTICELLO, INC.

                                            By: /s/ Scott A. Kaniewski
                                                --------------------------------
                                                Name:   Scott A. Kaniewski
                                                Title:  President

                                            ALPHA CASINO MANAGEMENT INC.

                                            By: /s/ Scott A. Kaniewski
                                                --------------------------------
                                                Name:   Scott A. Kaniewski
                                                Title:  President

                                            PLEDGEE:

                                            THE BANK OF NEW YORK, as Collateral
                                              Agent

                                            By: /s/ Robert A. Massimillo
                                                --------------------------------
                                                Name:   Robert A. Massimillo
                                                Title:  Vice President

ACKNOWLEDGED AND AGREED:
-----------------------

            Each of the undersigned  hereby (i)  acknowledges  the pledge of the
Pledged  Collateral  described  above  pursuant  to the  terms  of  this  Pledge
Agreement and agrees to register such pledge in its books and records,  and (ii)
agrees, upon receipt of notice from Pledgee of the occurrence and continuance of an Event of  Default,  to comply  with the written  instructions  originated  by
Pledgee,  without  further  consent  of the  registered  holder  of the  Pledged
Collateral,  including,  without  limitation,  instructions  to pay and remit to
Pledgee all  distributions  and other  amounts  payable to the Pledgor that is a holder of its Capital Stock (upon  redemption,  termination  and  dissolution of each of the  undersigned  or  otherwise),  and to transfer  to, and register the
Pledged  Collateral in the name of, Pledgee or its nominee,  and (iii) agrees to promptly honor its payment obligations contained in this Pledge Agreement.

                                            EMPIRE RESORTS, INC.

                                            By: /s/ Scott A. Kaniewski
                                                --------------------------------
                                                Name:   Scott A. Kaniewski
                                                Title:  Chief Financial Officer

                                            GUARANTORS:

                                            ALPHA MONTICELLO, INC.

                                            By: /s/ Scott A. Kaniewski
                                                --------------------------------
                                                Name:   Scott A. Kaniewski
                                                Title:  President

                                            ALPHA CASINO MANAGEMENT INC.

                                            By: /s/ Scott A. Kaniewski
                                                --------------------------------
                                                Name:   Scott A. Kaniewski
                                                Title:  President

                           ANNEX A TO PLEDGE AGREEMENT
                 (Empire Resorts, Inc., a Delaware corporation)

                                      NO. OF                                      %
    ISSUER                            SHARES        CLASS         CERT. NO.    OWNERSHIP     JURISDICTION       CERT./UNCERT.

Alpha Monticello, Inc.                  100         Common            1           100%         Delaware             Cert.
Alpha Casino Management Inc.            200         Common            1           100%         Delaware             Cert.
Monticello Casino Management,           N/A           N/A            N/A           60%         New York            Uncert.
LLC
Mohawk Management, LLC                  N/A           N/A            N/A           60%         New York            Uncert.
Monticello Raceway Development          N/A           N/A            N/A          100%         New York            Uncert.
Company, LLC
Monticello Raceway Management,           60         Common            3            60%         New York             Cert.
Inc.
Alpha Gulf Coast, Inc.                  850         Common            1           100%         Delaware             Cert.
Alpha St. Regis, Inc.                   100         Common            1           100%         Delaware             Cert.
Alpha Missouri, Inc.                    100         Capital           1           100%         Delaware             Cert.
Alpha Rising Sun, Inc.                  850         Common            1           100%         Delaware             Cert.
Jubilation Lakeshore, Inc.           10,000         Common            1           100%         Mississippi          Cert.
Alpha Greenville Hotel, Inc.            100         Common            1           100%         Delaware             Cert.
Alpha Entertainment, Inc.               100         Common            1           100%         Delaware             Cert.
Alpha Peach Tree Corporation            100            1              1           100%         Delaware             Cert.
Alpha Florida Entertainment,            N/A           N/A            N/A          100%         Florida             Uncert.
L.L.C.
New York Gaming, LLC                    N/A           N/A            N/A          100%         Georgia             Uncert.

                           ANNEX A TO PLEDGE AGREEMENT
                (Alpha Monticello, Inc., a Delaware corporation)

                                      NO. OF                                      %
    ISSUER                            SHARES        CLASS         CERT. NO.    OWNERSHIP     JURISDICTION       CERT./UNCERT.

Mohawk Management, LLC                  N/A           N/A            N/A           40%         New York            Uncert.
Monticello Raceway                       40         Common             2           40%         New York              Cert.
  Management, Inc.

                           ANNEX A TO PLEDGE AGREEMENT
             (Alpha Casino Management Inc., a Delaware corporation)

                                      NO. OF                                      %
    ISSUER                            SHARES        CLASS         CERT. NO.    OWNERSHIP     JURISDICTION       CERT./UNCERT.

Monticello Casino                       N/A           N/A            N/A           40%         New York            Uncert.
Management, LLC